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                                                   Filed Pursuant to Rule 497(e)
                                                     Registration Nos. 033-21677
                                                                        811-5547


                                  LAUDUS TRUST
                                  (THE "TRUST")

                          LAUDUS ROSENBERG EUROPEAN FUND
                                   (THE "FUND")

                          SUPPLEMENT DATED JUNE 16, 2004
                    TO THE PROSPECTUS DATED JANUARY 30, 2004

     Upon the recommendation of the Trust's investment adviser, Charles Schwab Investment Management, Inc. (the "Adviser"), the Board of Trustees of the
Trust has determined that it is in the best interests of the Fund and its shareholders to liquidate the Fund. This determination was based on several factors, including, but not limited to, the small size of the Fund's assets and the resulting higher expenses of the Fund. The Board of Trustees also recognized that it was unlikely that sales of the Fund's shares could be increased to raise assets to a more economically viable level. Therefore, the Fund will be liquidated and terminated on July 16, 2004, or shortly thereafter.

     The Fund will soon begin selling its portfolio securities and investing in short-term obligations in order to effect the liquidation. Shareholders can redeem their shares of the Fund and may exchange into shares of any other Laudus Rosenberg Fund at any time prior to liquidation. The liquidation of the Fund may result in income tax liabilities for the Fund's shareholders. As a result, shareholders should consult their tax adviser for further information about federal, state and local and/or foreign tax consequences relevant to their specific situation.

     The Adviser will waive its investment advisory fees from June 16, 2004 until the liquidation is completed. In addition, the Trust will waive the short-term redemption fee on redemptions occurring within 30 days after the date of this Supplement.

     The Trust will no longer accept requests to purchase shares of the Fund or process exchanges into the Fund effective June 16, 2004.